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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):   November  26, 1997

                         FAIRCHILD SEMICONDUCTOR CORPORATION
                (Exact name of registrant as specified in its charter)

    Delaware                           333-26897             77-0449095
 (State or other jurisdiction of   (Commission File      (I.R.S. Employer
 incorporation or organization)       Number)            Identification No.)

                         333 Western Avenue, Mail Stop 01-00
                             South Portland, Maine  04106
             (Address of principal executive offices, including zip code)

         Registrant's telephone number, including area code:  (207) 775-8100

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Item 5.  Other Events

On November 26, 1997, Fairchild Semiconductor announced it has signed an agreement to purchase Raytheon Electronics Semiconductor, a division of Raytheon Corporation. Further information is included in the Registrant's press release incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

    c)    Exhibits

           99    Press Release dated November 26, 1997

    .

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                              Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             Fairchild Semiconductor Corporation


    Date:  November 26, 1997      By: /s/ Joseph R. Martin
                                     -----------------------------
                                  Joseph R. Martin
                                  Executive Vice President, Finance
                                  Chief Financial Officer


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